BANK AND OTHER BORROWINGS (Schedule of Bank and Other Borrowings) (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)
BANK AND OTHER BORROWINGS
Total bank and other borrowings	¥ 2,116,924	$ 324,433	¥ 1,620,202
Short-term	24,481	3,752	285,500
Long-term, current portion	124,395	19,064	42,939
Total	148,876	22,816	328,439
Long-term, non-current portion	¥ 1,968,048	$ 301,617	¥ 1,291,763